Financial Instruments And Financial Risk Management	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Financial Instruments And Financial Risk Management

NOTE 17. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Financial Instruments

The Company’s financial instruments are held at amortized cost (adjusted for impairments or expected credit losses (“ECLs”), as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of December 31, 2023 and December 31, 2022 due to their nature and relatively short maturity dates. Financial assets and liabilities with embedded derivative features are carried at fair value.

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:
•Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs for the asset or liability that are not based on observable market data.
There have been no transfers into or out of level 3 for the periods ended December 31, 2023 and December 31, 2022.
The following tables summarize the Company’s financial instruments as of December 31, 2023 and December 31, 2022:

	December 31, 2023
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$103,429	$—	$—	$—	$103,429
Restricted cash[1]	5,091	—	—	—	5,091
Security deposits[2]	4,408	—	—	—	4,408
Accounts receivable, net	51,070	—	—	—	51,070
Loans receivable, short-term	1,421	—	—	—	1,421
Loans receivable, long-term	826	—	—	—	826
Investments	—	49	81	600	730

Financial Liabilities:
Accounts payable	$27,587	$—	$—	$—	$27,587
Accrued liabilities	69,079	—	—	—	69,079
Short-term borrowings	11,817	—	—	—	11,817
Current portion of lease liabilities	9,416	—	—	—	9,416
Lease liabilities	163,811	—	—	—	163,811
Deferred consideration, long-term	—	—	—	6,577	6,577
Long-term notes and loans payable, net	497,713	—	—	—	497,713
Other long-term liabilities	21,600	—	—	—	21,600
[1]Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.
[2]Security deposits are included in “Other non-current assets” on the Consolidated Balance Sheets.

	December 31, 2022
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$119,341	$—	$—	$—	$119,341
Restricted cash[1]	2,169	—	—	—	2,169
Security deposits[2]	4,367	—	—	—	4,367
Accounts receivable, net	56,492	—	—	—	56,492
Loans receivable, short-term	447	—	—	—	447
Loans receivable, long-term	823	—	—	—	823
Investments	—	136	432	660	1,228

Financial Liabilities:
Accounts payable	$28,093	$—	$—	$—	$28,093
Accrued liabilities	65,161	—	—	—	65,161
Short-term borrowings[3]	10,976	—	—	—	10,976
Current portion of lease liabilities[3]	8,959	—	—	—	8,959
Deferred consideration and other payables, short-term	6	7	—	47,821	47,834
Lease liabilities[3]	173,345	—	—	—	173,345
Deferred consideration, long-term	—	—	—	7,770	7,770
Long-term notes and loans payable, net[3]	476,891	—	—	—	476,891
Other long-term liabilities	7,000	—	—	—	7,000
[1]Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.
[2]Security deposits are included in “Other non-current assets” on the Consolidated Balance Sheets.
[3]Balances reflect current year presentation changes. See “Reclassifications” in Note 2 for further discussion.

The following table presents a rollforward of the balance sheet amounts measured at fair value on a recurring basis and classified as Level 3. The classification of an item as Level 3 is based on inputs for assets or liabilities that are not based on observable market data.

Year Ended December 31, 2023
Level 3 Fair Value Measurements
($ in thousands)	Investments	Deferred consideration, and other payables, short-term	Deferred consideration and contingent, long-term
Balance as of December 31, 2022	$660	$47,821	$7,770
Change in fair value recorded in Interest expense, net	—	1,953	—
Change in fair value recorded in Other income, net	(60)	—	(895)
Payments[1]	—	(50,072)	—
Other[2]	—	298	(298)
Balance as of December 31, 2023	$600	$—	$6,577
[1] See Note 8 and Note 11 for additional details related to payments.
[2] Other relates to reclassifications from short-term to long-term due to expecting timing of payment. See Note 11.

Year Ended December 31, 2022
Level 3 Fair Value Measurements
($ in thousands)	Loans receivable, short-term	Investments	Deferred consideration, contingent consideration, and other payables, short-term	Derivative liabilities, short-term	Deferred consideration and contingent, long-term
Balance as of December 31, 2021	$565	$660	$71,816	$1,172	$17,651
Change in fair value recorded in Interest expense, net	—	—	900	—	(881)
Change in fair value recorded in Other income, net	—	—	5,647	(1,172)	—
Payments[1]	(1,837)	—	(39,542)	—	—
Change in fair value recorded in Selling, general and administrative	1,272	—	—	—	—
Other[2]	—	—	9,000	—	(9,000)
Balance as of December 31, 2022	$—	$660	$47,821	$—	$7,770
[1] $39.5 million payment related to the Cultivate contingent consideration earnout. The $1.8 million payment related to Lighthouse outstanding loan receivable.
[2] $9.0 million related to reclassifications from long-term to short-term due to the projected dispensary opening dates.

(a)Loans receivable, short-term
The following is a summary of Loans receivable, short-term balances and valuation classifications (discussed further below) as of December 31, 2023 and December 31, 2022:

($ in thousands)	Valuation classification	December 31, 2023	December 31, 2022
Short-term loans receivable - Kurvana, net of ECL	Amortized cost	$493	$447
Short-term loans receivable - 280E, net of ECL	Amortized cost	928	—
Total Loans receivable, short-term		$1,421	$447

During the second quarter of 2023, the Company issued a $1.0 million short-term loan receivable to 280EZ LLC, an Illinois limited liability company (d/b/a Spark’d). The short-term loan receivable has a one-year term and interest accruing at 9.5% per annum, paid on a monthly basis. At the inception of the loan, an ECL determination was made.

(b)Loans receivable, long-term

($ in thousands)	Valuation classification	December 31, 2023	December 31, 2022
Long-term loans receivable - Illinois Incubator, net of ECL	Amortized cost	$826	$823
Total Loans receivable, long-term		$826	$823

Pursuant to the Illinois Cannabis Regulation and Tax Act, the Company has issued $0.3 million in loans to an Illinois company which has secured a Craft Grower License to operate in the state and $1.0 million in loans to groups that have been identified by the state of Illinois as having the opportunity to receive Conditional Adult Use Dispensing Organization Licenses. One (1) $0.1 million loan related to the Craft Grower License, was fully funded on July 20, 2021 and matures on July 20, 2026. The remaining loans of
$1.2 million were fully funded on March 21, 2022 and mature on July 20, 2027. The loans are measured at amortized cost and bear no interest.
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument-related risks. The Board of Directors and Company management mitigate these risks by assessing, monitoring and approving the Company’s risk management processes:
(a)Credit and Banking Risk
Credit risk is the risk of a potential loss to the Company if a customer or a third-party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of December 31, 2023 and December 31, 2022 is the carrying amount of cash, accounts receivable and loans receivable. The Company does not have significant credit risk with respect to its growth in its key retail markets, as payment is typically due upon transferring the goods to the customer at our dispensaries, which currently accept only cash and debit cards. Additionally, the Company does not have significant credit risk with respect to its loan counterparties as the interest rate on our Amended Senior Loan is not variable and therefore, is not materially impacted by interest rate increases enacted by the Federal Reserve. The interest rate on our Mortgage Loans is based on the FHLB Five Year Classic Regular Advance Rates which matures every five (5) years and does not pose a significant credit risk. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but were not voted on within the U.S. Senate, and would need to be reintroduced by Congress. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept or deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against the Company and forfeitures of the Company’s assets.
The Company’s aging of Accounts receivables as of December 31, 2023 and December 31, 2022 was as follows:

($ in thousands)	December 31, 2023	December 31, 2022
0 to 60 days	$41,820	$49,303
61 to 120 days	8,117	6,118
120 days +	9,097	3,698
Total accounts receivable, gross	59,034	59,119
Allowance for doubtful accounts	7,964	2,627
Total accounts receivable, net	$51,070	$56,492
For the year ended December 31, 2023, one customer accounted for $7.2 million or 12% of the Company’s gross accounts receivable balance. For the year ended December 31, 2022, two customers accounted for $13.9 million or 23% of the Company’s gross accounts receivable balance.
For the years ended December 31, 2023 and 2022, the Company recorded an ECL of $4.9 million and $0.4 million, respectively. An additional $5.5 million and $1.9 million in bad debt expense related to invoice write-offs was recorded for the same respective twelve month periods.
In the fourth quarter of 2022, management committed to a plan to restructure certain operations and activities within the California reporting unit. Related to that plan, during the first quarter of 2023, the Company reserved for approximately $0.1 million of Accounts Receivable at the impacted California entities. Following the plan to restructure certain operations and activities in California, the Company received cash payments totaling $2.0 million for the year ended December 31, 2023.
(b)Asset Forfeiture Risk
Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry, which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
(c)Liquidity Risk
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. For the year ended December 31, 2023, the Company has generated positive cash flows from operations and implemented certain cost cutting measures, which are expected to improve cash from operations. Net loss for the year ended December 31, 2023, decreased $36.0 million compared to the year ended December 31, 2022. The decrease in net loss was primarily driven by lower operating expenses and less income tax expense, offset by lower revenue.
Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of December 31, 2023, the Company had working capital (defined as current assets less current liabilities) of $77.8 million. The Company also expects to be able to continue to raise debt or equity based capital, or sell certain assets, if needed, to fund operations and the expansion of its business.

In addition to the commitments outlined in Note 16, the Company has the following contractual obligations as of December 31, 2023:

($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	> 5 Years	Total
Accounts payable & Accrued liabilities	$95,817	$—	$—	$—	$95,817
Operating leases liabilities	28,417	58,172	58,726	161,249	306,564
Finance lease liabilities	4,882	10,166	10,357	18,337	43,742
Deferred consideration, long-term	—	6,577	—	—	6,577
Long-term notes and loans payable and Short-term borrowings	23,347	428,276	29,522	122,112	603,257
Tax receivable agreement liability	1,065	2,587	3,199	7,713	14,564
Other long-term liabilities	—	7,886	—	—	7,886
Total obligations as of December 31, 2023	$153,528	$513,664	$101,804	$309,411	$1,078,407
(d)Market Risk
(i)Currency Risk
The operating results and balance sheet of the Company are reported in USD. As of December 31, 2023 and December 31, 2022, the Company’s financial assets and liabilities are primarily in USD. However, from time to time some of the Company’s financial transactions are denominated in currencies other than USD. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded $0.3 million in foreign currency exchange losses during the year ended December 31, 2023 and $0.9 million in foreign currency exchange gains during the year ended December 31, 2022.
As of December 31, 2023 and December 31, 2022, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
(ii) Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables and Interest expense, net. The Company’s Amended Senior Loan accrues interest at a rate of 9.5%, per annum and has an effective interest rate of 11.0%. The Company’s Mortgage Loans accrues interest at a rate of 8.4%, per annum and have an effective interest rate of 10.2%.
(iii)Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to deferred consideration and other payables that are valued based on the Company’s own stock price. An increase or decrease in stock price would result in an associated increase or decrease to Deferred consideration and other payables, short-term with a corresponding change to Other income, net.
(iv)Tax Risk

Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to Internal Revenue Code (“IRC”) Section 280E, which bars businesses from deducting all expenses except their cost of goods sold when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations. See Note 21 for the Company’s disclosure of uncertain tax positions.
(v)Regulatory Risk
Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operations and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, any unforeseen regulatory changes could have a material adverse impact on the goals and operation of the Company’s business.
(vi) Economic Risk

The Company’s business, financial condition and operating results may be negatively impacted by challenging global economic conditions. A global economic slowdown would cause disruptions and extreme volatility in global financial markets, increased rates of default and bankruptcy and declining consumer and business confidence, which can lead to decreased levels of consumer spending. These macroeconomic developments could negatively impact the Company’s business, which depends on the general economic environment and levels of consumer spending. As a result, the Company may not be able to maintain its existing customers or attract new customers, or the Company may be forced to reduce the price of its products. The Company is unable to predict the likelihood of the occurrence, duration or severity of such disruptions in the credit and financial markets or adverse global economic conditions. Any general or market-specific economic downturn could have a material adverse effect on our business, financial condition and operating results.

(vii) Inflation Risk
The Company has experienced increased inflationary pressures, including increased cultivation costs, distribution costs and operating expenses, which have adversely impacted our operating results. The Company anticipates inflationary pressures to continue throughout 2024. The Company maintains strategies to mitigate the impact of higher raw material, energy and commodity costs, which include cost reduction, sourcing and other actions, which may help to offset a portion of the adverse impact.